UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2024

SEQLL INC.

(Exact name of registrant as specified in charter)

Delaware	001-40760	46-5319744
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3 Federal Street Billerica, MA	01821
(Address of Principal Executive Offices)	(zip code)

(781) 460-6016

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry Into a Material Definitive Agreement.

Amended and Restated Agreement and Plan of Reorganization

As previously reported, on May 29, 2023, SeqLL, Inc., a Delaware corporation (the “Company”), SeqLL Merger LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Purchaser Sub”), Atlantic Acquisition Corp, a Delaware corporation (“Atlantic”), Atlantic Merger LLC, a Delaware limited liability company and a majority-owned subsidiary of Atlantic (“Atlantic Merger Sub”), Lyneer Investments, LLC, a Delaware limited liability company (“Lyneer”), and IDC Technologies, Inc., a California corporation (“IDC”), entered into an Agreement and Plan of Reorganization, as amended on June 22, 2023, on October 5, 2023, October 17, 2023, November 3, 2023, January 16, 2024 and April 15, 2024 (the “Merger Agreement”), pursuant to which (i) Atlantic Merger Sub will be merged with and into Lyneer, with Lyneer continuing as the surviving entity (the “Lyneer Merger”), and (ii) Purchaser Sub will subsequently be merged with and into Lyneer, with Lyneer continuing as the surviving entity and as a wholly-owned subsidiary of the Company (the “SeqLL Merger” and, together with the Lyneer Merger, the “Mergers”).

The Company entered into the Merger Agreement to acquire Lyneer and its operating subsidiaries, including Lyneer Staffing Solutions, LLC, a national strategic outsource services and workforce solutions firm serving the commercial, professional, finance, direct placement and managed service provider verticals. Lyneer is a 28-year-old company that generated over $400 million in revenues in 2023 and adjusted EBITDA of $5.4 million. Upon the completion of the Mergers, the Company will change its corporate name to Atlantic International Corp. and its trading symbol to ATLN.

On June 4, 2024, the Company entered into an Amended and Restated Agreement and Plan of Reorganization (the “Amendment”) with the other parties thereto to consolidate into one agreement the six prior amendments to the Merger Agreement as originally executed and to amend certain additional provisions of the Merger Agreement to, among other things, (i) fix the number of shares of the Company’s common stock to be issued by the Company in the Mergers, (ii) replace the Cash Consideration that was to be paid in the Mergers with a short-term promissory note, (iii) delete the requirements of the closing of the Capital Raise and the listing of the Company’s common stock on a national securities exchange as conditions to the closing of the Mergers, and (iv) provide for certain additional issuances of the Company’s common stock to IDC if such common stock is not listed on a national securities exchange on or prior to September 30, 2024. As a result of the Amendment, upon consummation of the Mergers the following consideration will be paid by the Company:

●	IDC will be issued 19,354,839 shares of the Company’s common stock with an assumed value of $3.10 per share or $60,000,000 in the aggregate;

●	The shareholders of Atlantic will be issued an aggregate of 13,870,968 shares of the Company’s common stock at an assumed value of $3.10 per share or $43,000,000 in the aggregate (the “Atlantic Consideration”); and

●	In the event the Company’s common stock is not up-listed to a national securities exchange, either directly or indirectly by a reverse merger or otherwise, on or before September 30, 2024, IDC shall be issued $10 million of additional shares of the Company’s common stock, valued at the then-current trading price of the Company’s common stock.

The Amendment confirms the other terms of the Mergers, including that upon the closing of the Mergers:

●	The corporate name of the Company will be changed to Atlantic International Corp. and the trading symbol of the Company’s common stock will be changed to ATLN;

●	Atlantic will enter into an Assignment and Assumption Agreement pursuant to which Atlantic will irrevocably assign and transfer to the Company all of Atlantic’s rights, title and interest to various intangible assets in exchange for a portion of the Atlantic Consideration;

●	The Company will escrow of up to 3,490,318 shares of common stock that may be issued to the Company’s stockholders of record as of the September 26, 2023 as part of a settlement offer (the “Settlement Offer”) to be commenced within 90 days of the closing of the Mergers to settle any claims for the failure to declare and pay certain previously-announced dividends of cash and common stock;

●	The members of the Company’s board of directors will resign with the exception of David Pfeffer, who will remain as an independent director on the Company’s board following the consummation of the Mergers;

●	The new board of directors of the Company will elect Jeffrey Jagid as Chief Executive Officer of the Company, Christopher Broderick as Chief Operating Officer and Chief Financial Officer of the Company and Michael Tenore as General Counsel and Secretary of the Company and will approve the employment agreements of Jeffrey Jagid, Christopher Broderick and Michael Tenore;

●	The new board of directors of the Company will assume the employment agreements of Todd McNulty, as Chief Executive Officer of Lyneer Staffing Solutions, and James Radvany, as Chief Financial Officer of Lyneer Staffing Solutions.

In addition, following consummation of the Mergers, subject to the terms and conditions of the Asset Purchase Agreement dated as of May 29, 2023 between the Company and SeqLL Omics Inc., an entity formed by Daniel Jones, the Company’s current Chairman and Chief Executive Officer, and certain other current employees of the Company, SeqLL Omics will purchase from the Company for a purchase price of $1,000 all of the Company’s current assets and assume all of the Company’s current liabilities, other than a promissory note in the principal amount of $1,375,000 payable to a former co-founder of the Company that is due on July 31, 2025 and a one-year leasehold obligation, for the purpose of carrying on the Company’s pre-Merger business following the Mergers. The Company’s cash on hand, less certain post-closing expenses, will be transferred to a restricted cash account to be used in the Settlement Offer to settle potential claims for the Company’s failure to effect a cash dividend.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by the Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K. Unless otherwise defined herein, the capitalized terms used above are as defined in the Amendment.

The foregoing summary of the Amendment has been included to provide investors and securityholders with information regarding the terms of the Merger Agreement, as amended by the Amendment, and is qualified in its entirety by the terms and conditions of the Merger Agreement, as amended. It is not intended to provide any other factual information about the Company, Atlantic, IDC, Lyneer or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement, as amended, were made only for purposes of such agreement and as of specified dates, were solely for the benefit of the respective parties to such agreement, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality that differ from those applicable to investors. Moreover, certain representations and warranties in the Merger Agreement, as amended, may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Atlantic, IDC, Lyneer or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Amendment, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01 Regulation FD Disclosure

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of present or historical fact included herein, regarding the transactions described herein (the “Transactions”), the Company’s ability to consummate the Transactions and raise capital prior to the Mergers, the benefits of the Transactions, the Company’s future financial performance following the Transactions, as well as the Company’s and Atlantic’s strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company, Atlantic and Lyneer’s management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability of the parties to successfully or timely consummate the Transactions or to satisfy the closing conditions; the failure to realize the anticipated benefits of the Transactions, including as a result of a delay in its consummation; the occurrence of events that may give rise to a right of one or all of the Company, Atlantic and Lyneer to terminate the definitive agreements related to the Transactions; the risks related to the growth of the Company’s or Lyneer’s business and the timing of expected business milestones; and the effects of competition on the Company’s or Lyneer’s future business. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. There may be additional risks that neither the Company, Atlantic, IDC or Lyneer presently know or that the Company, Atlantic, IDC and Lyneer currently believe are immaterial that could cause actual results to differ from those contained in the forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations can be found in the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on April 10, 2024 and any subsequently filed Quarterly Report on Form 10-Q and the Company’s Registration Statement on Form S-1 (Registration No. 333-272908), as amended, originally filed with the SEC on June 23, 2023. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

Exhibit No.	Description
2.1*	Amended and Restated Agreement and Plan of Reorganization dated as of June 4, 2024 by and among the Company, SeqLL Merger LLC, Atlantic Acquisition Corp, Atlantic Merger LLC, Lyneer Investments, LLC, and IDC Technologies, Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL document)

*	Schedules, exhibits and similar supporting attachments to this exhibit are omitted pursuant to Item 601(b)(2) of Regulation S-K. We agree to furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 6, 2024	SEQLL INC.

	By:	/s/ Daniel Jones
Daniel Jones
Chief Executive Officer

4